UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2017

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Offering of Common Stock

On July 20, 2017, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Common Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named on Schedule I thereto (“Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 36,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in a registered public offering (“Common Stock Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-203074) (“Shelf Registration Statement”). Pursuant to the Common Stock Underwriting Agreement, the Company granted the Common Stock Underwriters an option to purchase an additional 3,650,000 shares of Common Stock, which option was exercised in full on July 21, 2017. For a complete description of the terms and conditions of the Common Stock Underwriting Agreement, please refer to the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

Offering of 6.875% Mandatory Convertible Preferred Stock, Series A

On July 20, 2017, the Company entered into an underwriting agreement (“Preferred Stock Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as the representatives of the several underwriters named on Schedule I thereto (“Preferred Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Preferred Stock Underwriters an aggregate of 1,500,000 shares of its 6.875% Mandatory Convertible Preferred Stock, Series A, liquidation preference $1,000.00 per share, par value $0.01 per share (“Mandatory Convertible Preferred Stock”), in a registered public offering pursuant to the Shelf Registration Statement (“Mandatory Convertible Preferred Stock Offering”). Pursuant to the Preferred Stock Underwriting Agreement, the Company granted the Preferred Stock Underwriters an option to purchase an additional 150,000 shares of Mandatory Convertible Preferred Stock, which option was exercised in full on July 21, 2017. For a complete description of the terms and conditions of the Preferred Stock Underwriting Agreement, please refer to the Preferred Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference.

On July 26, 2017, the Company closed the Common Stock Offering and the Mandatory Convertible Preferred Stock Offering.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On July 26, 2017, the Company filed a Certificate of Designations (“Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Subject to certain exceptions, so long as any Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Common Stock or any other class or series of junior stock, and no Common Stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Common Stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including the Common Stock).

The terms of the Mandatory Convertible Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 26, 2017, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.2 hereto, and is incorporated herein by reference.

Prior to filing the Certificate of Designations establishing the Mandatory Convertible Preferred Stock with the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (“Certificate of Elimination”) with the Secretary of State of the State of Delaware on July 20, 2017. The Certificate of Elimination eliminated from the Company’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations of the 4.50% Mandatory Convertible Preferred Stock of the Company, dated October 28, 2013. No shares of preferred stock were issued or outstanding at the time of the filing of the Certificate of Elimination. A copy of the Certificate of Elimination is filed as Exhibit 3.3 hereto, and is incorporated herein by reference.

After filing the Certificate of Elimination and prior to filing the Certificate of Designations, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation solely to remove all provisions relating to the 4.50% Mandatory Convertible Preferred Stock of the Company. A copy of the Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto, and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

In connection with the Mandatory Convertible Preferred Stock Offering, the Company is filing the Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock for each of the five years ended December 31, 2016 and for the three months ended March 31, 2017 as Exhibit 12.1 to this Current Report on Form 8-K.

On July 26, 2017, the Company issued a press release announcing it has closed the Common Stock Offering and the Mandatory Convertible Preferred Stock Offering. The Common Stock Offering and the Mandatory Convertible Preferred Stock Offering generated net proceeds of approximately $3.755 billion and $1.606 billion, respectively, in each case after underwriting discounts and offering expenses payable by the Company. The Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated July 20, 2017, among Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated July 20, 2017, among Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

3.1	Restated Certificate of Incorporation of Crown Castle International Corp., dated July 20, 2017

3.2	Certificate of Designations of the 6.875% Mandatory Convertible Preferred Stock, Series A, of Crown Castle International Corp., filed with the Secretary of State of the State of Delaware and effective July 26, 2017

3.3	Certificate of Elimination of Certificate of Designations of the 4.50% Cumulative Convertible Preferred Stock of Crown Castle International Corp., dated October 28, 2013

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.2	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

12.1	Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2)

23.3	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.4	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.2)

23.5	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.3)

23.6	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.4)

99.1	Press release relating to the closing of the concurrent offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated July 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel

Date: July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Common Stock, dated July 20, 2017, among Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

1.2	Underwriting Agreement relating to the Mandatory Convertible Preferred Stock, dated July 20, 2017, among Crown Castle International Corp. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters

3.1	Restated Certificate of Incorporation of Crown Castle International Corp., dated July 20, 2017

3.2	Certificate of Designations of the 6.875% Mandatory Convertible Preferred Stock, Series A, of Crown Castle International Corp., filed with the Secretary of State of the State of Delaware and effective July 26, 2017

3.3	Certificate of Elimination of Certificate of Designations of the 4.50% Cumulative Convertible Preferred Stock of Crown Castle International Corp., dated October 28, 2013

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock (including the consent required with respect thereto)

5.2	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.2	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

8.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock (including the consent required with respect thereto)

8.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s 6.875% Mandatory Convertible Preferred Stock, Series A (including the consent required with respect thereto)

12.1	Computation of Ratio of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Dividends on Preferred Stock and Losses on Purchases of Preferred Stock

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2)

23.3	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.4	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.2)

23.5	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.3)

23.6	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.4)

99.1	Press release relating to the closing of the concurrent offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated July 26, 2017